Office Service Agreement	12 Months Ended
Apr. 30, 2013
Office Service Agreement
NOTE 9 - Office Service Agreement

On May 16, 2009, the Company entered into an office service agreement, calling for rent payments of $700 per month, on a month to month basis. This agreement was with SE Executive Suites, Inc. an entity owned and operated by Shmuel Shneibalg (see Notes 7 and 8). The agreement was personally guaranteed by the former CEO of the Company. Included in accrued liabilities was $16,100 at April 30, 2011, regarding amounts owed on this agreement. On November 1, 2011 this agreement was terminated and all amounts owed were discharged pursuant to a general release agreement (see Note 11).